MetLife Asset Allocation 40 Portfolio

The Agreement and Plan of Reorganization dated as of April 28, 2014 between Metropolitan Series Fund (the Registrant), on behalf of the MetLife Asset Allocation 40 Portfolio, a series of the Registrant, and Met Investors Series Trust, on behalf of the MetLife Defensive Strategy Portfolio, a series of the Registrant, is hereby incorporated by reference to the filing by the Registrant of the prospectus/proxy statement with respect to such fund reorganization as filed on Form N-14 with the Securities and Exchange Commission on November 26, 2013.

The Agreement and Plan of Reorganization dated as of April 28, 2014 between Metropolitan Series Fund (the Registrant), on behalf of the MetLife Asset Allocation 40 Portfolio, a series of the Registrant, and Met Investors Series Trust, on behalf of the MetLife Moderate Strategy Portfolio, a series of the Registrant, is hereby incorporated by reference to the filing by the Registrant of the prospectus/proxy statement with respect to such fund reorganization as filed on Form N-14 with the Securities and Exchange Commission on November 26, 2013.

MetLife Asset Allocation 60 Portfolio

The Agreement and Plan of Reorganization dated as of April 28, 2014 between Metropolitan Series Fund (the Registrant), on behalf of the MetLife Asset Allocation 60 Portfolio, a series of the Registrant, and Met Investors Series Trust, on behalf of the MetLife Balanced Strategy Portfolio, a series of the Registrant, is hereby incorporated by reference to the filing by the Registrant of the prospectus/proxy statement with respect to such fund reorganization as filed on Form N-14 with the Securities and Exchange Commission on November 26, 2013.

MetLife Asset Allocation 80 Portfolio

The Agreement and Plan of Reorganization dated as of April 28, 2014 between Metropolitan Series Fund (the Registrant), on behalf of the MetLife Asset Allocation 80 Portfolio, a series of the Registrant, and Met Investors Series Trust, on behalf of the MetLife Growth Strategy Portfolio, a series of the Registrant, is hereby incorporated by reference to the filing by the Registrant of the prospectus/proxy statement with respect to such fund reorganization as filed on Form N-14 with the Securities and Exchange Commission on November 26, 2013.